EXHIBIT 99.1

Volkswagen Auto Lease Trust 2002-A		Input
MONTHLY SERVICER CERTIFICATE
For the collection period ended 2-26-2005	Data Status: Fresh	PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				3/17/2005

2	Payment Date				3/21/2005

3	Collection Period			1/30/2005	2/26/2005	28

4	Monthly Interest Period- Actual			2/22/2005	3/20/2005	27

5	Monthly Interest- Scheduled					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	240,000,000.00	—	—	—	—
7	Class A-2 Notes	405,000,000.00	—	—	—	—
8	Class A-3 Notes	545,000,000.00	78,812,456.20	42,553,178.52	36,259,277.68	0.0665308
9	Class A-4 Notes	310,000,000.00	310,000,000.00	—	310,000,000.00	1.0000000
10	Certificates	130,434,783.00	130,434,783.00	—	130,434,783.00	1.0000000

11	Equals: Total Securities	$1,630,434,784.00	$519,247,239.20	$42,553,178.52	$476,694,060.68

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

12	Class A-1 Notes	1.3850%	—	—	—	—
13	Class A-2 Notes	1.7700%	—	—	—	—
14	Class A-3 Notes	2.3600%	154,997.83	1.9666667	42,708,176.35	541.8962739
15	Class A-4 Notes	2.7500%	710,416.67	2.2916667	710,416.67	2.2916667

	Equals: Total Securities		865,414.50		43,418,593.02

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received					9,095,014.55
17	Sales Proceeds — Early Terminations					6,974,822.19
18	Sales Proceeds — Scheduled Terminations					23,859,744.55
19	Security Deposits for Terminated Accounts					199,925.00
20	Excess Wear and Tear Received					189,410.42
21	Excess Mileage Charges Received					296,079.00
22	Other Recoveries Received					2,242,628.15

23	Subtotal: Total Collections					42,857,623.86

24	Repurchase Payments					—
25	Postmaturity Term Extension					—
26	Investment Earnings on Collection Account					97,080.05

27	Total Available Funds, prior to Servicer Advances					42,954,703.91

28	Servicer Advance					1,939,999.59

29	Total Available Funds					44,894,703.50

29b	Reserve Account Draw					1,142,358.66

29c	Available for Distribution					46,037,062.16

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)					2,180,763.11
31	Servicing Fee:
32	Servicing Fee Shortfall from Prior Periods					—
33	Servicing Fee Due in Current Period					432,706.03
34	Servicing Fee Shortfall					—
35	Administration Fee
36	Administration Fee Shortfall from Prior Periods					—
37	Administration Fee Due in Current Period					5,000.00
38	Administration Fee Shortfall					—
39	Interest Paid to Noteholders					865,414.50
40	Subtotal: Remaining Available Funds				42,553,178.52
41	Principal Distribution Amount (Item 59)				42,553,178.52
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)					42,553,178.52
43	Amount Paid to Reserve Account to Reach Specified Balance					—
44	Other Amounts paid to Trustees					—

45	Remaining Available Funds					—

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 2-26-2005	PAGE 2

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value		6,405,397.30
49	For Current Units: Change in Securitization Value for Advanced Payments		—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)		36,147,781.22
51	For Repurchases: Securitization Value (Beg. Of Collection Period)		—
52	b) Principal Carryover Shortfall from Preceding Payment Date		—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date		—

54	Principal Distribution Amount		42,553,178.52

55	Remaining Available Funds plus Servicer Advance		41,410,819.86
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)		1,142,358.66
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)		1,142,358.66
58	Principal Carryover Shortfall (If Item 56 > Item 57, Item 56 less Item 57, else 0)		—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)		42,553,178.52

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)		42,954,703.91
62	Less: Payment Date Advance Reimbursement (Item 71)		2,180,763.11
63	Less: Servicing Fees Paid (Items 32, 33 and 34)		432,706.03
64	Less: Administration Fees Paid (Items 36, 37 and 38)		5,000.00
65	Less: Interest Paid to Noteholders (Item 39)		865,414.50

66	Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)		39,470,820.27
67	Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)		1,939,999.59

68	Servicer Advance (If Item 66 < Item 54, lesser of Item 54 minus Item 66 and Item 67, else 0)		1,939,999.59

69	Reconciliation of Servicer Advance:
70	Beginning Balance of Servicer Advance		2,180,763.11
71	Payment Date Advance Reimbursement		2,180,763.11
72	Additional Payment Advances for current period		1,939,999.59

73	Ending Balance of Payment Advance		1,939,999.59

F.	RESERVE ACCOUNT

74	Reserve Account Balances:
75	Specified Reserve Account Balance ($57,065,217.39 if after Oct. 2004 and Item 96 < 1.5%, else $64,217,391.30)		57,065,217.39
76	Initial Reserve Account Balance		24,456,521.74
77	Beginning Reserve Account Balance		56,237,986.41
78	Plus: Net Investment Income for the Collection Period		102,874.66

79	Subtotal: Reserve Fund Available for Distribution		56,340,861.07
80	Plus: Deposit of Excess Available Funds (Item 43)		—
81	Less: Reserve Account Draw Amount (Item 57)		1,142,358.66

82	Subtotal Reserve Account Balance		55,198,502.41
83	Less: Excess Reserve Account Funds to Transferor (If Item 82 > Item 75)		—

84	Equals: Ending Reserve Account Balance		55,198,502.41

85	Change in Reserve Account Balance from Immediately Preceding Payment Date		(1,039,484.00)

86	Current Period Net Residual Losses:	Units	Amounts

87	Aggregate Securitization Value for Scheduled Terminated Units	2,128	28,754,648.89
88a	Less: Sales Proceeds for Current Month Scheduled Terminations		(24,033,744.55)
88b	Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations		(1,946,158.82)
89	Less: Excess Wear and Tear Received		(189,410.42)
90	Less: Excess Mileage Received		(296,079.00)

91	Current Period Net Residual Losses/(Gains)	2,128	2,289,256.10

92	Cumulative Net Residual Losses:
93	Beginning Cumulative Net Residual Losses*	19,175	19,715,688.32
94	Current Period Net Residual Losses (Item 91)	2,128	2,289,256.10

95	Ending Cumulative Net Residual Losses	21,303	22,004,944.42

96	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		1.35%

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 2-26-2005	PAGE 3

G.	POOL STATISTICS

97	Collateral Pool Balance Data		Initial	Current

98	Initial Aggregate Securitization Value		1,630,434,784	476,694,062
99	Number of Current Contracts		80,341	33,506
100	Weighted Average Lease Rate		6.50%	6.18%
101	Average Remaining Term		29.38	5.68
102	Average Original Term		42.19	44.47
103	Monthly Prepayment Speed			62.24%

		Units	Book Amount	Securitization Value

104	Pool Balance — Beginning of Period	36,161	543,060,162	519,247,241
105	Depreciation/Payments		(7,005,449)	(6,405,397)
106	Gross Credit Losses	(29)	(428,144)	(462,224)
107	Early Terminations	(498)	(7,237,843)	(6,930,908)
108	Scheduled Terminations	(2,128)	(30,562,405)	(28,754,649)
109	Repurchase/Reallocation	—	—	—

110	Pool Balance — End of Period	33,506	497,826,321	476,694,062

111	Delinquencies Aging Profile — End of Period	Units	Securitization Value	Percentage

112	Current	32,539	462,888,348	97.10%
113	31 - 90 Days Delinquent	810	11,426,638	2.40%
114	90+ Days Delinquent	157	2,379,077	0.50%

115	Total	33,506	476,694,063	100.00%

116	Credit Losses:		Units	Amounts

117	Aggregate Securitization Value on charged-off units		29	462,224
118	Aggregate Liquidation Proceeds on charged-off units			(227,577)
119	Recoveries on charged-off units			(67,142)

120	Current Period Aggregate Net Credit Losses/(Gains)		29	167,506

121	Cumulative Net Credit Losses:
122	Beginning Cumulative Net Credit Losses		1,234	9,265,107
123	Current Period Net Credit Losses (Item 120)		29	167,506

124	Ending Cumulative Net Residual Losses		1,263	9,432,613

125	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.58%

*Beginning Cumulative Net Residual Losses (Line 93) reflect revisions made to the calculation of Sales Proceeds Recoveries for 2004:
	January 2005 Ending Cumulative Net Residual Losses:		19,495,023.15
	Adjustment (reduction) to Sales Proceeds Recoveries:		220,665.17

	February 2005 Beginning Cumulative Net Residual Losses:		19,715,688.32

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 2-26-2005	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction(1)
4/20/2005	77,202,405
5/20/2005	45,192,426
6/20/2005	23,656,752
7/20/2005	33,271,310
8/20/2005	47,918,533
9/20/2005	26,298,336
10/20/2005	23,685,654
11/20/2005	30,204,480
12/20/2005	22,354,779
1/20/2006	18,918,656
2/20/2006	21,355,654
3/20/2006	17,885,594
4/20/2006	21,359,540
5/20/2006	5,625,190
6/20/2006	2,691,695
7/20/2006	13,592,863
8/20/2006	37,515,808
9/20/2006	5,311,308
10/20/2006	1,030,020
11/20/2006	815,884
12/20/2006	771,881
1/20/2007	32,364
2/20/2007	1,350
3/20/2007	469
4/20/2007	471
5/20/2007	474
6/20/2007	165
476,694,063